UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reportedly): September 30, 2009

                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

      Florida                            2-11102                    59-1564329
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01 Regulation FD

     The Company received notification from the NASDAQ Stock Market stating that its common stock has had a closing bid price of less than $1.00 for thirty (30) consecutive days. Accordingly, the Company is non-compliant with the NASDAQ Market Rules ans has until March 29, 2010 to regain compliance.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 30, 2009
                                      Ocean Bio-Chem, Inc.


                                      /s/ Jeffrey S. Barocas
                                      Jeffrey S. Barocas
                                      Vice President - Finance and
                                      Chief Financial Officer